SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               January 14, 2000
-----------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                              --------------------
                             Commission File Number


                  Ohio                                  31-0987416
---------------------------------------------        ----------------
(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                     Identification Number)

          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                             45750
----------------------------------                   ------------
(Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On January 14, 2000, Peoples Bancorp Inc. announced plans to form a single national banking company. The release is included herewith as
         Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

              EXHIBIT NUMBER        DESCRIPTION

                   99               News Release issued January 14, 2000

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  January 18, 2000                  PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant


                            By:      /s/ ROBERT E. EVANS
                                         Robert E. Evans
                                         President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number        Description                                  Page
--------------        ------------------------------------      -----------
     99               News Release issued January 14, 2000         4 - 5